SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        STEWARDSHIP FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
(TM) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      ----------------------------------------------------------------------

      (2)  Aggregate number of securities to which transaction applies:

      ----------------------------------------------------------------------

      (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ----------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:

      ----------------------------------------------------------------------

      (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:
      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount Previously Paid:
                                  ----------------------------------------------
      (2)  Form, Schedule or Registration Statement No.:
                                                        ------------------------
      (3)  Filing Party:
                        --------------------------------------------------------
      (4) Date Filed:
                     -----------------------------------------------------------

                        STEWARDSHIP FINANCIAL CORPORATION
                                630 GODWIN AVENUE
                       MIDLAND PARK, NEW JERSEY 07432-1405


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TUESDAY, MAY 8, 2001

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of Stewardship Financial Corporation (the "Corporation") will be held at the main office of the Corporation, 630 Godwin Avenue, Midland Park, New Jersey, on May 8, 2001, at 7:00 P.M. to vote on the following proposals:


          1. To elect the three (3) Directors as named in the attached Proxy for three year terms.

          2.   To adopt the 2001 Stock Option Plan for Non-Employee Directors.

          3. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on March 30, 2001, are entitled to notice of and to vote at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is requested that the enclosed proxy be executed and returned to our transfer agent, Registrar and Transfer Company, 10 Commerce Drive, Cranford, NJ 07016, in the envelope provided.


                                              By Order of the Board of Directors

                                              Robert J. Turner
                                              Corporate Secretary

April 6, 2001


                        STEWARDSHIP FINANCIAL CORPORATION
                                630 GODWIN AVENUE
                       MIDLAND PARK, NEW JERSEY 07432-1405


                         ------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 8, 2001

                         ------------------------------

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to shareholders of Stewardship Financial Corporation (the "Corporation") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders and at any adjournment of the meeting. You are cordially invited to attend the annual meeting which will be held at the Corporation's main office at 630 Godwin Avenue, Midland Park, New Jersey, on Tuesday, May 8, 2001. The 2000 Annual Report to shareholders, including consolidated financial statements for the fiscal year ended December 31, 2000, and a proxy card accompany this Proxy Statement, which is first being mailed to shareholders on or about April 6, 2001.

     Regardless of the number of shares of common stock owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage paid envelope. Shareholders are urged to indicate their vote in the space provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION WILL BE VOTED IN ACCORDANCE WITH THE DIRECTION GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS NAMED IN THE PROXY STATEMENT AND FOR THE ADOPTION OF THE 2001 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS. Should any other matters be properly presented at the annual meeting for consideration, such as consideration of a motion to adjourn the meeting to another time, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. Other than the matters set forth in the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to Registrar and Transfer Company, 10 Commerce Drive, Cranford, NJ 07016. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Corporation a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Corporation. Proxies may be solicited personally or by mail or telephone by directors, officers and other associates of the Corporation without additional compensation therefor. The Corporation will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock, no par value, of the Corporation ("Common Stock") with each share entitling its owner to one vote on the matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

     The close of business on March 30, 2001, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,738,635 shares.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Corporation's bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the adoption of the 2001 Stock Option Plan for Non-Employee Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the adoption of this stock option plan, or to "WITHHOLD AUTHORITY" or to "ABSTAIN FROM VOTING" for the adoption of this stock option plan as described in Exhibit One of this Proxy Statement. The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of the adoption of the 2001 Stock Option Plan for Non-Employee Directors.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

DIRECTOR INFORMATION

     The Corporation's Certificate of Incorporation and its bylaws authorize a minimum of five (5) and a maximum of twenty-five (25) directors, but leaves the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the current number of directors at ten (10).

     Directors elected at this annual meeting will be elected to serve for a term of 3 years through April, 2004, and until their successors are duly elected and qualified. The Board has been divided into 3 classes and directors are elected to serve in terms of three (3) years.

     If, for any reason, any of the nominees becomes unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of

Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES

     The following table sets forth the names of the nominees for election for a term ending 2004, their ages, a brief description of their business experience over the last five (5) years, including present occupations, the year in which each became a director of the Corporation or the Bank and the expiration of their current term. No nominee is a director of another corporation that is obligated to file periodic reports with the Securities and Exchange Commission under Section 15(d) or 13(a) of the Securities Exchange Act of 1934.

                                            PRINCIPAL OCCUPATIONS DURING
            NAME, AGE AND                         PAST FIVE YEARS                       DIRECTOR       EXPIRATION
      POSITION WITH CORPORATION                   ---------------                        SINCE(1)       OF TERM
      -------------------------                                                          -----          -------
William Almroth, 70 ..................     Retired; formerly Senior Vice President,       1993            2001
Director                                   Sony Music Corporation

Harold Dyer, 73.......................     Retired, formerly President,                   1985            2001
Director                                   White Laundry, Inc.

Abe Van Wingerden, 64.................     President, Abe Van Wingerden Company,          2001            2001
Director                                   Inc. T/A Van Wingerden Farms

-------------
(1) Includes prior service on the Board of Directors of Atlantic Stewardship Bank (the "Bank"), a wholly-owned subsidiary of the Corporation, prior to the formation of the Corporation in 1997.

INFORMATION WITH RESPECT TO THE REMAINING DIRECTORS

     The following table sets forth the names of the remaining directors, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Corporation or the Bank and the expiration of their current terms. No remaining director is a director of another corporation that is obligated to file periodic reports with the Securities and Exchange Commission under Section 15(d) or 13(a) of the Securities Exchange Act of 1934.


      NAME, AGE AND                          PRINCIPAL OCCUPATIONS DURING                    DIRECTOR           EXPIRATION
POSITION WITH CORPORATION                          PAST FIVE YEARS                            SINCE(2)           OF TERM
-------------------------                          ---------------                            -----              -------
William C. Hanse, 66 ..................      Partner, Hanse & Hanse                            1985                2002
Director                                     (attorney at law)

Margo Lane, 50 ........................      Corporate Communications Manager, Garden          1994                2002
Director                                     State Paper; and Corporate Secretary,
                                             Lane Electric, Inc. (manufacture
                                             newsprint; electrical)

Arie Leegwater, 67 ....................      Proprietor, Arie Leegwater Associates             1985                2002
Director and                                 (contractor)
Chairman of the Board

John L. Steen, 63 .....................      President, Steen Sales, Inc.;                     1985                2002
Director and                                 President, Dutch Valley Throwing Co.
Vice Chairman of the Board                   (textiles)

Robert J. Turner, 60 ..................      President, The Turner Group                       1985                2003
Director                                     (insurance)

William J. Vander Eems, 51 ............      President,  William  Van  Der  Eems,  Inc.        1991                2003
Director                                     (contractor)

Paul Van Ostenbridge, 48 ..............      President and                                     1985                2003
Director                                     Chief Executive Officer,
                                             Stewardship Financial
                                             Corporation and
                                             Atlantic Stewardship Bank


BOARD AND COMMITTEE MEETINGS

     The Board of Directors of the Corporation held 14 meetings during 2000. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require. All of the Directors of the Corporation attended at least 75% of the total number of Board and Committee Meetings held during 2000. Each Corporation Director is also a Bank Director.

-------------
(2) Includes prior service on the Board of Directors of the Bank, prior to the formation of the Corporation in 1997.

     REPORT OF THE AUDIT COMMITTEE

     The Corporation and the Bank have a standing Audit Committee of the Board of Directors. The Audit Committee met 5 times during 2000. In 2000, the Audit Committee consisted of Directors Dyer (Chairman), Almroth, Leegwater, and Steen. The Audit Committee is appointed by the Board of Directors to assist the board in fulfilling its oversight responsibilities. The audit functions of the Audit Committee are to: (i) monitor the integrity of the Corporation's financial reporting process and systems of internal controls; (ii) monitor the independence and performance of the corporation's independent external audit and internal audit functions; (iii) provide avenue of communication among the independent auditor, management, internal auditors, and the Board of Directors; and (iv) encourage the adherence to, and continuous improvement of, the Corporation's policies, procedures, and practices at all levels. The Audit Committee also reviews and evaluates the recommendations of the independent certified public accountant, receives all reports of examination of the Corporation and the Bank by appropriate regulatory agencies, analyzes such regulatory reports, and reports to the Board the results of its analysis of the regulatory reports. In addition, the Audit Committee receives reports directly from the Corporation's internal auditors and recommends any action to be taken in connection therewith.

     We meet with management periodically to consider the adequacy of the Corporation's internal controls and the objectivity of its financial reporting. We discuss the matters with the independent auditors, internal auditors, and appropriate Corporation financial personnel.

     We regularly meet with both the independent auditors and the internal auditors, each of whom has unrestricted access to the committee.

     We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management.

     The Directors who serve on the committee are all "independent" for the purposes of Rule 4200(a)(15) of the NASD's listing standards. That is, the Board of Directors has determined that none of us has a relationship with Stewardship Financial Corporation and the Bank that may interfere with our independence from Stewardship Financial Corporation and its management.

     The Board has adopted a written charter setting out the audit related functions the committee is to perform. You may find a copy of that charter attached to this proxy as Exhibit A.

     Management has primary responsibility for the Corporation's financial statements and the overall reporting process, including the Corporation's system of internal controls.

     The independent auditors audit the financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of the Corporation in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

     This year, we reviewed the Corporation's audited financial statements and met with both management and KPMG, LLP, the Corporation's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

     We have received from and discussed with KPMG, LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees). These items relate to that firm's independence from the Corporation. We also discussed with KPMG, LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Based on these reviews and discussions, we recommended to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

Submitted by:
Harold Dyer, Chairman
William Almroth
Arie Leegwater
John Steen
Audit Committee, Stewardship Financial Corporation

     NOMINATING COMMITTEE. The Corporation also maintains a Nominating Committee. The Nominating Committee makes nominations for candidates to serve on the Corporation's Board of Directors. In 2000, the Nominating Committee consisted of Directors Hanse (Chairman), Lane and Fylstra. The Nominating Committee met twice during 2000. The Nominating Committee will consider, as presented, nominees recommended by the shareholders.

     PERSONNEL COMMITTEE. The Bank maintains a Personnel Committee which sets the compensation for the executive officers of the Corporation and the Bank. In 2000, the Committee consisted of Directors Almroth (Chairman), Lane, Leegwater, Turner and Van Ostenbridge. The Personnel Committee met 4 times during 2000.

     STOCK COMPENSATION COMMITTEE. The Corporation maintains a Stock Compensation Committee. During 2000 the Committee consisted of Directors Almroth (Chairman), Lane and Vander Eems. The Stock Compensation Committee met 2 times during 2000.

STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth information concerning the beneficial ownership of the common stock, no par value, as of February 28, 2001, by (i) each person who is known by the Corporation to own beneficially more than five percent (5%) of the issued and outstanding common stock, (ii) each director and nominee for director of the Corporation, and (iii) each executive officer of the Corporation as described in this Proxy Statement under the caption "Executive Compensation" and (iv) all directors and executive officers of the Corporation as a group. Other than as set forth in this table, the Corporation is not aware of any individual or group which holds in excess of five percent (5%) of the outstanding common stock.

                                                                                                         PERCENT
                                                                        NUMBER OF SHARES                   OF
              NAME AND ADDRESS OF BENEFICIAL OWNER(13)              BENEFICIALLY OWNED(1)(14)           CLASS(15)
              ----------------------------------------              -------------------------           ---------
William Almroth .................................................           92,326 (2)                     5.19

Harold Dyer .....................................................           26,239 (3)                     1.48

William C. Hanse ................................................           42,856 (4)                     2.41

Margo Lane ......................................................           15,170 (5)                       *


Arie Leegwater ..................................................           22,742 (6)                     1.28

                                                                                                         PERCENT
                                                                        NUMBER OF SHARES                   OF
              NAME AND ADDRESS OF BENEFICIAL OWNER(13)              BENEFICIALLY OWNED(1)(14)           CLASS(15)
              ----------------------------------------              -------------------------           ---------
John L. Steen ...................................................           43,880                         2.47


Robert J. Turner ................................................           43,792 (7)                     2.46


William J. Vander Eems ..........................................           65,618 (8)                     3.69

Paul Van Ostenbridge ............................................           17,925 (9)                     1.01

Abe Van Wingerden................................................           68,345 (10)                    3.84

Julie E. Holland ................................................            3,367 (11)                      *

M. Bernard Joustra ..............................................            5,019 (12)                      *

Directors and Executive Officers
of the Corporation and Bank as a group ..........................            457,279                      23.83
(12 persons)

NOTES:

     * Indicates less than 1% of the outstanding shares of the Corporation's Common Stock.

     (1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the Dividend Reinvestment Plan.

     (2) Includes 55,582 shares held by Mr. Almroth's spouse in her own name. Mr. Almroth disclaims beneficial ownership of the interest held by his spouse.

     (3) Includes 3,551 shares purchasable pursuant to stock options exercisable within 60 days of February 28, 2001.

     (4) Includes 19,143 shares held jointly by Mr. Hanse and his spouse, 3,820 shares held by Mr. Hanse's spouse in her own name, and 4,949 shares purchasable pursuant to stock options exercisable within 60 days of February 28, 2001. Mr. Hanse disclaims beneficial ownership of the interest held by his spouse.

     (5) Includes 3,892 shares held jointly by Mrs. Lane and her spouse, 265 shares held by Mrs. Lane's spouse as custodian for their minor children, and 7,102 shares purchasable pursuant to stock options exercisable within 60 days of February 28, 2001. Mrs. Lane disclaims beneficial ownership of the interest held by her spouse.

     (6) Includes 5,731 shares held jointly by Mr. Leegwater and his spouse, 7,638 shares held by trusts of which Mr. Leegwater is the trustee. Mr. Leegwater disclaims beneficial ownership of the interest owned by his spouse.

     (7) Includes 8,700 shares held jointly by Mr. Turner and his spouse, 1,129 shares held by Mr. Turner's spouse in her own name, 24,919 shares held by a corporation owned by Mr. Turner, and 7,102 shares purchasable pursuant to stock options exercisable within 60 days of February 28, 2001. Mr. Turner disclaims beneficial ownership of the interest held by his spouse.

     (8) Includes 15,963 shares held by Mr. Vander Eems' spouse in her own name, 4,924 shares held by Mr. Vander Eems as custodian for his children. Mr. Vander Eems disclaims beneficial ownership of the interest held by his spouse.

     (9) Includes 10,590 shares purchasable pursuant to stock options exercisable within 60 days of February 28, 2001, but not the 9,122 shares potentially available in the future by exercise of his stock options not exercisable within 60 days of February 28, 2001.

     (10) Includes 60,873 shares held by Mr. Van Wingerden and his spouse, and 7,102 shares purchasable pursuant to stock options exercisable within 60 days of February 28, 2001. Mr. Van Wingerden disclaims beneficial ownership of the interest held by his spouse.

     (11) Includes 2,803 shares purchasable pursuant to stock options exercisable within 60 days of February 28, 2001, but not the 2,454 shares potentially available in the future by exercise of her stock options not exercisable within 60 days of February 28, 2001.

     (12) Includes 1,750 shares held jointly with Mr. Joustra and his spouse, and 2,908 shares purchasable pursuant to stock options exercisable within 60 days of February 28, 2001, but not the 2,454 shares potentially available in the future by exercise of his stock options not exercisable within 60 days of February 28, 2001. Mr. Joustra disclaims beneficial ownership of the interest held by his spouse.

     (13) Unless otherwise indicated, the address of each person or entity is 630 Godwin Avenue, Midland Park, New Jersey 07432-1405.

     (14) Per share data and share number data stated within this Proxy Statement have been restated to reflect previous stock splits and dividends.

     (15) The table includes 46,107 shares purchasable pursuant to stock options exercisable within 60 days of February 28, 2001.

DIRECTOR'S COMPENSATION

     DIRECTORS' FEES. Directors of the Corporation and the Bank, other than full time associates of the Corporation and the Bank, receive fees of $750 per Board meeting attended, with the exception of the Chairman who receives $1,425 per meeting attended. Directors of the Corporation and the Bank, other than full time associates of the Corporation and the Bank, also receive a fee of $150 per committee meeting attended.

     STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS. The Corporation maintains the Stewardship Financial Corporation 1995 Stock Option Plan for Non-Employee Directors (the "1995 Non-Employee Plan"). The maximum number of shares of Common Stock subject to stock options granted under the 1995 Non-Employee Plan is 78,122 as adjusted for stock splits and stock dividends. As of February 28, 2001, all of the stock options have been granted, of which 48,315 options have been exercised. No options may be exercised more than five years after the date of its grant. The purchase price of the shares of Common Stock subject to options under the Non-Employee Plan is 95 percent of the fair market value on the date such option is granted.

COMPENSATION OF EXECUTIVE OFFICERS

     PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION. The Bank maintains a Personnel Committee which oversees executive compensation issues. The compensation payable to the Bank's executive officers is determined by the Board of Directors of the Bank upon recommendation of the Personnel Committee, without the participation of Mr. Van Ostenbridge on any compensation matter related directly to him.

     This report on executive compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     EXECUTIVE COMPENSATION POLICY. The Bank's policy is to compensate its executives fairly and adequately for the responsibility assumed by them for the success and direction of the Bank, the effort expended in discharging that responsibility and the results achieved directly or indirectly from each executive's performance. "Fair and adequate compensation" is established after careful review of: (i) the Bank's earnings; (ii) the Bank's performance as compared to other companies of similar size and market area; and (iii) comparison of what the market demands for compensation of similarly situated and experienced executives.

     Total compensation takes into consideration a mix of base salary, bonus, perquisites and stock options. The particular mix is established in order to competitively attract competent professionals, retain those professionals, and reward extraordinary achievement.

     The Board of Directors also considers net income for the year and earnings per share of the Corporation and the Bank before finalizing officer increases for the coming year.

     Based upon its current levels of compensation, the Bank is not affected by the provisions of the Internal Revenue Code which limit the deductibility to a corporation of compensation in excess of $1,000,000 paid to any of its top five executives. Thus, the Bank has no policy regarding that subject.

     BASE SALARY. The Board of Directors of the Bank bears the responsibility for establishing base salary. Salary is minimum compensation for any particular position and is not tied to any performance formula or standard. However, that is not to say that poor performance will not result in termination. Acceptable performance is expected of all executive officers as a minimum standard. To establish salary, the following criteria are used: (i) position description;
(ii) director responsibility assumed; (iii) comparative studies of peer group compensation (special weight is given to local factors as opposed to national averages); (iv) earnings performance of the Bank resulting in availability of funds; and (v) competitive level of salary to be maintained to attract and retain qualified and experienced executives.

     STOCK OPTIONS. Recommendations for stock option awards are made by the Personnel Committee to the Stock Compensation Committee, which then makes recommendations to the entire Board of Directors for final action. The Personnel Committee meets to evaluate meritorious performance of all officers and employees for consideration to receive stock options.

     The Personnel Committee makes awards based upon the following criteria: (i) position of the officer or associate in the Bank; (ii) the benefit which the Bank has derived as a result of the efforts of the award candidate under consideration; and (iii) the Bank's desire to encourage long term employment of the award candidate.

     Perks, such as Corporation and Bank automobiles and their related expenses, auxiliary insurance benefits and other perks which the Board of Directors of the Bank may approve from time to time are determined and awarded pursuant to evaluation under the same criteria used to establish base salary.

     CEO COMPENSATION. Paul Van Ostenbridge is President and Chief Executive Officer of the Corporation and the Bank, and has been President and Chief Executive Officer of the Bank since its inception. The Corporation and the Bank have continued to make progress toward all of their goals during Mr. Van Ostenbridge's tenure as President and Chief Executive Officer. In 2000, Mr. Van Ostenbridge's total compensation increased 4.10% above his total compensation in 1999. It is the opinion of the Board of Directors that this increase represents an appropriate amount in view of Mr. Van Ostenbridge's level of personal performance in 2000, the results achieved by the Corporation and the Bank, and compares favorably to other executives in the banking industry. The Board believes that the total compensation for Mr. Van Ostenbridge represents fair compensation in view of the 2000 performance of the Corporation and the Bank as well as peer group comparisons.

     VICE PRESIDENT AND SENIOR COMMERCIAL LOAN MANAGER COMPENSATION. M. Bernard Joustra is Vice President and Senior Commercial Loan Manager of the Bank, and has been since November 4, 1991. The Bank has continued to make progress toward all of its goals during Mr. Joustra's tenure as Vice President and Senior Commercial Loan Manager. In 2000, Mr. Joustra's total compensation increased 3.10% above his total compensation in 1999. It is the opinion of the Board of Directors that this increase represents an appropriate amount in view of Mr. Joustra's level of personal performance in 2000, the results achieved by the Corporation and the Bank, and compares favorably to other executives in the banking industry.

ANNUAL MANAGEMENT COMPENSATION AND ALL OTHER COMPENSATION

     The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to the President and Chief Executive Officer and the Vice President and Senior Commercial Loan Manager, whose individual remuneration exceeded $100,000. There is one other executive officer, Julie E. Holland, Vice President and Treasurer, whose individual remuneration did not exceed $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                 CASH AND CASH EQUIVALENT FORMS OF REMUNERATION

                                                                                                            LONG TERM
                                                         ANNUAL COMPENSATION                           COMPENSATION AWARDS

                                                                                                                     SECURITIES
                                                                                       ($)          RESTRICTED       UNDERLYING
         NAME &                                         ($)          ($)          OTHER ANNUAL        STOCK           OPTIONS/
  PRINCIPAL POSITION                       YEAR       SALARY        BONUS         COMPENSATION       AWARD(S)         SARS (#)
                                                                     (1)               (2)
PAUL VAN OSTENBRIDGE                       2000      168,500       25,350            26,668             0              2,100
President and Chief
Executive Officer                          1999      162,000       23,815            26,200             0              1,984

                                           1998      156,000       28,644            21,105             0              1,736


                                                                     (1)               (3)
M. BERNARD JOUSTRA                         2000       89,600        9,820            17,520             0                525
Vice President and Sr.
Commercial Loan Manager                    1999       86,200        9,171            18,016             0                496

                                           1998       83,000       11,023            13,482             0                868

-------------
     NOTES

     (1) Includes bonuses earned through the Executive Compensation Plan and accrued during 2000, 1999, and 1998, which were paid in the first quarter of the following calendar years.

     (2) Includes the imputed value of personal use of Bank automobile, life insurance premium, Bank matching contributions to its 401(k) Plan, Profit Sharing Plan, Group Term Life Insurance and Long Term Disability, and the Bank's portion for medical and vision insurance contributions.

     (3) Includes the inputed value of personal car allowance, Bank matching contributions to its 401(k) Plan, Profit Sharing Plan, Group Term Life Insurance and

          Long Term Disability, and the Bank's portion for medical and vision insurance contributions.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding options granted to the named executive officers earning over $100,000 annually of the Corporation and the Bank during fiscal year 2000. In 2000, the Corporation and the Bank granted the aggregate amount of 5,618 options to a total of 17 officers of the Corporation, including its 3 executive officers of the Corporation.

                            OPTIONS/SAR GRANTS TABLE

                                INDIVIDUAL GRANTS

                                NUMBER OF         PERCENT OF TOTAL
                                SECURITIES         OPTIONS/SARS              EXERCISE
                                UNDERLYING           GRANTED TO           OR BASE PRICE
                               OPTIONS/SARS         EMPLOYEES IN              ($/SH)               EXPIRATION
        NAME                    GRANTED (#)         FISCAL YEAR                                       DATE
PAUL VAN OSTENBRIDGE             2,100 (1)               37.4                 $18.10                  2010

M. BERNARD JOUSTRA                 525 (2)                9.3                 $18.10                  2010

-------------
     NOTES

     (1) The options were granted on February 15, 2000, and become fully-vested 20 percent each year, commencing on the one year anniversary of the date of grant.

     (2) The options were granted on February 15, 2000, and become fully-vested 20 percent each year, commencing on the one year anniversary of the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     No options were exercised by any executive officers of the Corporation disclosed in the Summary Compensation Table above during the fiscal year ended December 31, 2000. The following table sets forth for the named executive officers of the Corporation, the number of unexercised options held on December 31, 2000, and the potential value thereof based on the closing per share sales price of the Corporation's common stock of $17.875 on December 31, 2000.

                               SHARES
                              ACQUIRED                   NUMBER OF SECURITIES           VALUE OF UNEXCERCISED
                                 ON        VALUE        UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                              EXERCISE    REALIZED        OPTIONS AT FY-END (#)              AT FY-END ($)
       NAME                      (#)        ($)        EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
       ----                      ---        ---        -------------------------      -------------------------
PAUL VAN OSTENBRIDGE             --         --               9,426/10,286                   64,814/48,609

M. BERNARD JOUSTRA               --         --               2,530/2,832                    17,208/13,657

     EMPLOYEE STOCK OPTION PLAN. The Corporation maintains the Stewardship Financial Corporation 1995 Stock Option Plan (the "Employee Plan"). Under the Employee Plan, 78,140 shares of Common Stock have been reserved for issuance. Employees of the Corporation, the Bank, and any subsidiaries which the Corporation may incorporate or acquire are eligible to participate in the Employee Plan. The Personnel Committee manages the Employee Plan and selects participants from the eligible employees. No options granted under the Employee Plan may be exercised more than 10 years after the date of its grant. The purchase price for shares of Common Stock subject to options under the Plan may not be less than 100% of the fair market value on the date such options are granted.

     EMPLOYEE STOCK PURCHASE PLAN. The Corporation maintains the Stewardship Financial Corporation 1995 Employee Stock Purchase Plan (the "Purchase Plan"). Under the Purchase Plan, 86,822 shares of Common Stock are reserved for issuance. Shares acquired under the Purchase Plan may be obtained, at the discretion of the Corporation, from the authorized but unissued shares of Common Stock or from the open market. Employees of the Corporation, the Bank and any subsidiaries which the Corporation may incorporate or acquire, who work at least 20 hours per week, are eligible to participate in the Purchase Plan. Shares are purchased for participants through payroll deductions in a maximum amount of 10% of a participant's total compensation per pay period. Eligible employees must notify the Bank of their participation in the Purchase Plan and the amount of payroll deductions that will be applied to purchase shares for them. The funds contributed by each participant are used to purchase shares of Common Stock at 95% of the fair market value.

PROPOSAL NO. 2 -- APPROVAL OF THE 2001 STOCK OPTION PLAN FOR NON EMPLOYEE
                  DIRECTORS

     On February 20, 2001, the Board of Directors adopted the 2001 Stock Option Plan for Non-Employee Directors (the "2001 Non-Employee Plan"). Set forth below is a summary of certain important features of the 2001 Non-Employee Plan, which summary is qualified in its entirety by reference to the actual plan attached as Exhibit B to this Proxy Statement. All capitalized terms which are not defined herein are defined in the 2001 Non-Employee Plan.

     PURPOSE. The purpose of the 2001 Non-Employee Plan is to assist the Corporation and the Bank in attracting and retaining highly qualified persons as directors of the Corporation and the Bank and its subsidiaries, and to align the interests of such persons more closely with the interests of the Corporations' shareholders.

     ADMINISTRATION. The 2001 Non-Employee Plan will be administered by the Stock Compensation Committee as appointed by the Board of Directors (the "Committee") from among members of the Board. The Committee will have no power to designate the optionees or to determine the number of shares subject to each option, the date of grant, the exercise price for each option, or the terms and conditions governing the options. All of these terms are set by the 2001 Non-Employee Plan. The Committee will only be charged with the responsibility of interpreting the 2001 Non-Employee Plan and making all administrative determinations thereunder.

     ELIGIBILITY. All directors of the Corporation who are not also employees of the Corporation will receive options under the 2001 Non-Employee Plan. If the 2001 Non-Employee Plan is approved, the members of the Board of Directors on May 8, 2001 will be granted Stock Options to purchase 5,000 shares of Common Stock, respectively, over a 5 year vesting schedule of 1,000 shares per director per year with the first options to become available for purchase on May 8, 2002. Individuals who become Non-Employee Directors on or after May 8, 2001, will be granted Stock Options in amounts and with vesting rights set forth in the 2001 Non-Employee Plan.

     SHARES SUBJECT TO PLAN. The 2001 Non-Employee Plan authorizes the issuance of up to 60,000 shares of Common Stock pursuant to the grant or exercise of the Stock Options. The 2001 Non-Employee Plan provides that the number and price of shares available for Stock Options and the number of shares covered by outstanding Stock Options will be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the Common Stock of the Corporation.

     STOCK OPTIONS. The 2001 Non-Employee Plan permits the award of Stock Options. Each option granted under the plan must be evidenced by a written agreement which shall state the number of shares of Common Stock that are subject to the Stock Option, the exercise price, the term of the Stock Option and other terms the Committee may deem appropriate that are not inconsistent with the plan. The purchase price per share of Common Stock covered by an option will be 100 percent of the Fair Market Value of such Common Stock on the day such Stock Option is granted. All Stock Options granted under the 2001 Non-Employee Plan will have a term of five years from the date of grant subject to earlier termination pursuant to the terms of the plan.

     VOTE REQUIRED. The proposal to adopt the 2001 Non-Employee Plan in the form attached to this Proxy Statement as Exhibit B will be submitted to the shareholders for adoption at the Annual Meeting. Adoption of this proposal requires an affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum).

Abstentions from voting and broker nonvotes on this particular proposal are treated as votes against, while shares not voted by brokers on any matters presented will have no effect on the adoption of this proposal. PROXY CARDS RECEIVED BY THE CORPORATION AND NOT REVOKED PRIOR TO OR AT THE ANNUAL MEETING WILL BE VOTED "FOR" PROPOSAL NO. 2 AND THE ADOPTION OF THE 2001 NON-EMPLOYEE PLAN.

     THE BOARD OF DIRECTORS HAS ADOPTED THE 2001 NON-EMPLOYEE PALN AND RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

     The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors, or in which they have beneficial ownership interests of 10% or more). These loans have all been made in the ordinary course of banking business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

INSIDER PARTICIPATION

     The Corporation and the Bank retained the law firm of Hanse and Hanse as general counsel in 2000 and expect to continue to retain Hanse and Hanse as general counsel in 2001. Director William C. Hanse is a partner of the firm. During 2000, the Corporation and the Bank paid fees of approximately $20,400 to Hanse and Hanse.

     The Corporation and the Bank hired Arie Leegwater Associates for general maintenance of all of its branch offices and the construction of its Pequannock branch in 2000. Arie Leegwater, proprietor, is a Director and Chairman of the Board. In 2000 the Corporation and the Bank paid Arie Leegwater Associates a total of $91,814 and expects to continue its relationship with this firm during 2001.

     The Corporation and the Bank purchase insurance through The Turner Group, an insurance brokerage owned by Robert J. Turner, a Director and Corporate Secretary of the Corporation and the Bank. In 2000, the Corporation and the Bank paid insurance premiums of $93,178 to The Turner Group. In 1997, the Board approved an association with Diversified Tax Shelters, a division of The Turner Group, to sell life insurance, annuities and mutual funds to clients of the Bank, which continues through the present.

     The Corporation and the Bank hired William Van Der Eems, Inc. for general maintenance of all of its branch offices and the construction of its Pequannock branch in 2000. William Vander Eems, President, is a Director. In 2000 the Corporation and the Bank paid William Van Der Eems, Inc. a total of $4,993 and expects to continue its relationship with this firm during 2001.

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation of the Securities and Exchange Commission to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, a Form 5 filing was required for those persons. The Corporation believes that, during the fiscal year ended December 31, 2000, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

FAMILY RELATIONSHIPS

     There are no family relationships among any of the directors or executive officers.

INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors of the Corporation and the Bank has recommended to such Boards that they retain the firm of KPMG LLP to act as independent public accountants for the Corporation and the Bank for the fiscal year ending 2001. KPMG LLP has acted as the Corporation's and the Bank's independent public accountants for the years ended December 31, 1996, 1997, 1998, 1999, and 2000.

     KPMG LLP has advised the Corporation that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed for professional services by KPMG LLP in connection with the audit of the annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Corporation's quarterly filings with the Securities and Exchange Commission were $53,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no aggregate fees billed for professional services by KMPG LLP in connection with professional services involving financial information systems design and implementation.

ALL OTHER FEES

     In addition to fees billed for audit services and the interim reviews of the financial statements for 2000, KPMG LLP billed the Corporation $17,000, which was substantially for tax compliance services.

SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Corporation intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Secretary of the Corporation at its principal executive offices on or prior to December 31, 2001, in order to be included in the Corporation's Proxy Statement and form of proxy relating to the 2002 Annual Meeting of Shareholders. Pursuant to amended SEC Rule 14a-4(c)(1) the Corporation shall exercise discretionary voting authority to the extent conferred by Proxy with respect to shareholder proposals received after March 1, 2001.

OTHER MATTERS

     The Board of Directors is not aware of any other matters which may come before the Annual Meeting; however, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

FORM 10-KSB

     We will furnish, without charge to each person solicited and to each beneficial owner of our securities, on the written request of such person, a copy of our annual report on Form 10-KSB, except for the exhibits to such Form 10-KSB but including the financial statements filed with such Form 10-KSB. We will furnish any exhibit to the Form 10-KSB upon the payment of a reasonable fee which shall be limited to our reasonable expenses in furnishing such exhibit. Requests should be directed to Ms. Ellie King, Assistant Secretary, Stewardship Financial Corporation, 630 Godwin Avenue, Midland Park, New Jersey 07432-1405, telephone number 201-444-7100.


                                           By Order of the Board of Directors
                                           Robert J. Turner
                                           Corporate Secretary
April 6, 2001

                                    EXHIBIT A

                        STEWARDSHIP FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE PURPOSE

The Audit Committee ("Committee") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Monitor the integrity of the Corporation's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     o Monitor the independence and performance of the Corporation's independent auditors and internal auditing function.

     o Provide an avenue of communication among the independent auditors, management, the internal auditing staff, and the Board of Directors.

     o Encourage adherence to, and continuous improvement of, the Corporation's policies, procedures, and practices at all levels.

The Audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Corporation's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the National Association of Securities Dealers (NASD) Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal audit function, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

The Committee will review and reassess the adequacy of this Charter at least annually, submit the charter to the Board of Directors for approval, and have the document published at least every three years in accordance with SEC regulations.

The Committee will review the Corporation's annual audited financial statements prior to filing or distribution. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

In consultation with the management, the independent auditors, and the internal auditors, the committee shall consider the integrity of the Corporation's financial reporting processes and controls. This shall include a discussion of the significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. The Committee shall review significant findings prepared by the independent auditors and the internal auditing function together with management's response.

INDEPENDENT AUDITORS

The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

The Committee shall approve the fees and other significant compensation to be paid to the independent auditors.

On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Corporation that could impair the auditor's independence.

The Committee will review the independent auditors audit plan - to include discussion as to scope of audit, staffing, locations, reliance upon management, and internal audit and general audit approach.

Prior to filing or distribution of the annual audited financial statements, the Committee shall meet and discuss the results of the audit with the independent auditors. Discussion would include certain matters required to be communicated to audit committees in accordance with SAS 61.

INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

As needed, the Committee shall review the budget, audit plan, changes in the plan, activities, organizational structure, and qualifications of the internal audit function, as needed.

The Committee shall review the performance of the internal audit function.

The Committee will review significant reports prepared by the internal audit function together with management's response and follow-up to these reports.

On at least an annual basis, the Committee will review with the Corporation's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Corporation's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

The Committee will review all reports concerning any significant fraud or regulatory noncompliance that occurs with the Corporation. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

On an annual basis, the Committee shall prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Corporation's annual proxy statement.

The Committee will perform any other activities consistent with this Charter, the Corporation's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

The Committee will maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                    EXHIBIT B


       THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
                       THAT HAVE BEEN REGISTERED UNDER THE
                             SECURITIES ACT OF 1933

                                    May, 2001


                                       SFC
                        STEWARDSHIP FINANCIAL CORPORATION

                             2001 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

SECTION 1. PURPOSE

     The Stewardship Financial Corporation 2001 Stock Option Plan for Non-Employee Directors (the "Plan") is hereby established to foster and promote the long term success of Stewardship Financial Corporation (the "Corp.") and its shareholders by providing directors who are not employees with an equity interest in the Corp. The Plan will assist the Corp. and its subsidiaries in attracting and retaining the highest quality of experienced persons as directors and in aligning the interest of non-employee directors of the Corp. more closely with the interest of the Corp.'s shareholders.

SECTION 2. DEFINITIONS

     Capitalized terms not specifically defined elsewhere herein shall have the following meanings:

     "Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     "Board" shall mean the Board of Directors of the Corp.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

     "Committee" shall mean the Stock Compensation Committee of the Board, which shall consist of two (2) or more directors of the Board to administer the Plan and perform the functions set forth herein.

     "Common Stock" or "Stock" shall mean the common stock, no par value, of the Corp.

     "Corp." shall mean Stewardship Financial Corporation and any present or future subsidiary corporations of Stewardship Financial Corporation (as defined in Section 424 of the Code) or any successor to such corporations.

     "Disability" shall mean permanent and total disability which if the Non-Employee Director were an employee of the Corp. would be treated as a total disability under the term of the Corps long term disability plan for employees as in effect from time to time.

     "Fair Market Value" means, with respect to a share of Common Stock, the fair market value as determined by the Committee in good faith and in a manner established by the Committee from time to time using a reasonable method; provided, however, if the shares of Common Stock are "last sale reported over the counter securities," then the "Fair Market Value" of such shares on any date shall be the average of the high and low prices for the Common Stock reported in the consolidated reporting system, or the average of the bid and asked prices (if the shares of Common Stock are over the counter securities), on the business day immediately preceding the date in question, as reported on the NASDAQ system. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

     "Non-Employee Director" shall mean a member of the Board who is not an employee of the Corp.

     "Plan" shall mean the Stewardship Financial Corporation 2001 Stock Option Plan for Non-Employee Directors.

     "Stock Option(s)" or "Option(s)" shall mean a right or rights to purchase Common Stock of the Corp. granted to a Non-Employee Director pursuant to the Plan, which is not intended to be an incentive stock option under Section 422 of the Code.

SECTION 3. ADMINISTRATION

     (a) The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. Any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote, or by unanimous written consent of its members.

     (b) Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

          (i) to construe and interpret the Plan and the Stock Options granted thereunder and to establish, amend and revoke rules, regulations, guidelines and practices for the administration of the Plan as it shall from time to time consider advisable, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Stock Option, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective; provided, however, that the Committee shall have no discretion with respect to designating (x) the recipient of Stock Options, (y) the number of shares of Common Stock that are subject to a Stock Option, or (z) the exercise price for a Stock Option. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Corp. and the Non-Employee Directors; and

          (ii) to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Corp. with respect to the Plan.

     (c) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

SECTION 4. ELIGIBILITY AND PARTICIPATION

     Each Non-Employee Director of the Corporation shall participate in the Plan.

SECTION 5. COMMON STOCK SUBJECT TO PLAN

     (a) The maximum number of shares of Common Stock that may be made subject to Stock Options granted pursuant to the Plan is 60,000, subject to the adjustments provided for in Section 9. The Corp. shall reserve such number of shares of Common Stock for the purposes of the Plan, out of its authorized but unissued Common Stock, as shall be determined by the Board. No fractional shares of Common Stock shall be issued with respect to Stock Options granted under the Plan.

     (b) If any Stock Option in respect of shares of Common Stock expires or is canceled without having been fully exercised, the number of shares subject to such Stock Option, but as to which such Stock Option was not exercised prior to its expiration or cancellation may again be available for the grant of Stock Options under the Plan.

SECTION 6. GRANT OF STOCK OPTIONS

     (a) DIRECTORS IN OFFICE ON MAY 8, 2001. On May 8, 2001, the Corp. shall grant to each Non-Employee Director in office on May 8, 2001 Stock Options to purchase 5,000 shares of Common Stock, subject to the vesting schedule and other conditions referred to in Section 7(g) hereof.

     (b) NEW DIRECTORS. The Corp. shall grant to individuals who become Non-Employee Directors on or after May 8, 2001 Stock Options in accordance with the table below:

------------------------------------------------------------ ----------------------------------------------------------
The Corp. shall award to Persons who Become                  Number of shares of Common Stock
Non-Employee Directors                                       subject to Stock Option grants
------------------------------------------------------------ ----------------------------------------------------------
On or after May 8, 2001 and before May 8, 2002               Stock Options to purchase 5,000 shares of Common Stock
------------------------------------------------------------ ----------------------------------------------------------
On or after May 8, 2002 and before May 8, 2003               Stock Options to purchase 4,000 shares of Common Stock
------------------------------------------------------------ ----------------------------------------------------------
On or after May 8, 2003 and before May 8, 2004               Stock Options to purchase 3,000 shares of Common Stock
------------------------------------------------------------ ----------------------------------------------------------
On or after May 8, 2004 and before May 8, 2005               Stock Options to purchase 2,000 shares of Common Stock
------------------------------------------------------------ ----------------------------------------------------------
On or after May 8, 2005 and before May 8, 2006               Stock Options to purchase 1,000 shares of Common Stock
------------------------------------------------------------ ----------------------------------------------------------
On and after May 8, 2006                                     -0-
------------------------------------------------------------ ----------------------------------------------------------

     (c) DATE OF GRANT. The date of grant of Stock Options shall be the date such Non-Employee Director takes office, or the date provided in the written instrument evidencing such grant, whichever is later.

     (d) NON-STATUTORY OPTIONS. All Stock Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Code.

     (e) OPTION AGREEMENT. The grant of any Stock Option shall be evidenced by a written agreement delivered to the Non-Employee Director which shall state the number of shares of Common Stock that are subject to the Stock Option, the exercise price, the term of the Stock

Option, and other terms, as the Committee may deem appropriate, that are not inconsistent with requirements of this Plan.

SECTION 7. TERMS AND CONDITIONS

     (a) The purchase price of the shares of Common Stock subject to each Stock Option shall be 100 percent of the Fair Market Value of such Common Stock on the day such Stock Option is granted, or the par value of such shares of Common Stock, whichever is greater. All Stock Options shall have a term of five (5) years from the date of grant subject to earlier termination pursuant to the terms set forth herein.

     (b) In the event a Non-Employee Director's membership on the Board ceases by reason of his Disability or death, all Stock Options then held and exercisable by such Non-Employee Director may be exercised by the Non-Employee Director or his executor or administrator at any time prior to the expiration of the stated term of such Stock Options, or within one (1) year following his cessation of Board membership, whichever period is shorter.

     (c) In the event a Non-Employee Director's membership on the Board ceases for any reason other than death, Disability or as provided in Section 7(d) herein, all Stock Options then held and exercisable by such Non-Employee Director may be exercised at any time prior to the expiration of the stated term of such Stock Options, or within a period of three (3) months from the date of such cessation of Board membership, whichever period is shorter.

     (d) In the event a Non-Employee Director's membership on the Board ceases on or after he has attained age 72 for reasons other than death or Disability, any Stock Options then held and exercisable by such Non-Employee Director may be exercised at any time prior to the expiration of the term of the Stock Options or within three (3) years following his cessation of Board membership, whichever is shorter.

     (e) If a Non-Employee Director becomes an employee of the Corp. or any of its subsidiaries, the Non-Employee Director shall be treated as continuing in service for purposes of this Plan, but shall not be eligible to receive future grants hereunder while an employee. If the Non-Employee Director's services as an employee terminates without his again becoming a Non-Employee Director, the provisions of this Section 7 shall apply as if such termination of employment were the termination of the Non-Employee Director's membership on the Board.

     (f) Except as otherwise provided in this Section 7, no Stock Option under the Plan shall be assignable or transferable by the Non-Employee Director, and any attempted disposition thereof shall be null and void and of no effect. Nothing in this Section 7 shall prevent transfers by will or by the applicable laws of descent and distribution. During the life of a Non-Employee Director, a Stock Option shall be exercisable only by such Non-Employee Director or the Non-Employee Director's appointed guardian or legal representative.

     (g) It is understood and agreed that Stock Options are subject to the following terms and conditions

          (i) EXPIRATION DATE. Stock Options shall expire at the close of business on May 8, 2011 (such date being no later than the tenth anniversary of the date of grant), or as otherwise specified in subparagraphs of this section 7.

          (ii) EXERCISE OF OPTION. Stock Options may only be exercised on or after the following dates for the number of shares of Common Stock specified below; provided, however that no Stock Option shall be or become exercisable on any date that is less than six months from the date of grant of such Stock Option in accordance with Section 6 hereof.

----------------------------------- -----------------------------------
ON OR AFTER                         STOCK OPTIONS MAY BE EXERCISED FOR
----------------------------------- -----------------------------------
May 8, 2002                         1,000 shares of Common Stock
----------------------------------- -----------------------------------
May 8, 2003                         1,000 shares of Common Stock
----------------------------------- -----------------------------------
May 8, 2004                         1,000 shares of Common Stock
----------------------------------- -----------------------------------
May 8, 2005                         1,000 shares of Common Stock
----------------------------------- -----------------------------------
May 8, 2006                         1,000 shares of Common Stock
----------------------------------- -----------------------------------

     Notwithstanding the foregoing (i) in the event a Non-Employee Director ceases membership on the Board at age 72 for reasons other than death or Disability, all Stock Options held by such Non-Employee Director shall become immediately exercisable, or (ii) in the event a Non-Employee Director ceases membership on the Board prior to age 72 for reasons other than death or Disability, the Committee may accelerate the vesting of all or part of the Stock Options held by such Non-Employee Director. In the event a Non-Employee Director's vesting schedule is accelerated pursuant to this provision, such Non-Employee Director shall exercise his Stock Options in accordance with
Section 8 hereof.

SECTION 8. EXERCISE OF OPTION

     (a) Any Stock Option may be exercised in whole or in part at any time subsequent to such Stock Option becoming exercisable during the term of such Stock Option; provided, however, that each partial exercise shall be for a minimum of 100 whole shares of Common Stock only. No fractional shares may be purchased under this Plan.

     (b) Options may be exercised by written notice of exercise accompanied by payment of the exercise price in full for the purchased shares of Common Stock in cash or by certified or cashier's check payable to the Corp. or, unless otherwise prohibited by the terms of the grant agreement, by surrender to the Corp. of shares of Stock already owned by the Non-Employee Director based on the Fair Market Value of the Stock on the date the Option is exercised.

     (c) In the event that any Stock Option shall be exercised pursuant to
Section 7 by any person or persons other than the Non-Employee Director, appropriate proof of the right of such person or persons to exercise such Stock Option must be provided to the Corp.

SECTION 9. CAPITAL ADJUSTMENTS AND CORPORATE REORGANIZATIONS

     (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Corp., reorganization, recapitalization, reclassification, stock dividend, stock split up, spin-off, combination, exchange of shares, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Corp. or
(ii) new, different or additional shares or other securities of the Corp. or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall automatically be made in (x) the maximum number and kind of shares of Common Stock reserved for issuance under the Plan as set forth in Section 5, (y) the number and kind of shares or other securities subject to the outstanding Stock Options under the Plan, and (z) the purchase price for each share of Common Stock subject to any then outstanding Stock Options under the Plan, without changing the aggregate purchase price (except for any change resulting from rounding off of share quantities or price as to which such Stock Options remain exercisable), provided that no adjustment shall be made pursuant to this Section 9 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 of the Act. No fractional shares will be issued under the Plan on account of any such adjustment.

     (b) Except as otherwise provided in the instrument that evidences the Stock Option, in the event of a consolidation, merger, reorganization or sale of all or substantially all of the assets of the Corp. in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corp. (collectively an "Extraordinary Event"), any one or more of the following rules shall apply with respect to outstanding Stock Options: (i) holders of Stock Options shall continue to have the right to exercise their unexercised but currently exercisable Stock Options on or before the day before the date of consummation of the Extraordinary Event, (ii) if any Stock Option holders shall not have exercised their Stock Options on or before the date of such consummation and under the terms of the Extraordinary Event holders of the Common Stock of the Corp. will receive upon consummation thereof payment in cash, securities or other property (the "Event Payment") for each share surrendered in the Extraordinary Event (the "Event Price"), then an Event Payment equal to the difference between (A) the Event Price times the number of shares of Common Stock subject to each Non-Employee Director's outstanding Stock Options (to the extent then exercisable at prices not in excess of the Event Price) and (B) the aggregate exercise price of all such outstanding Stock Options shall be made to each Non-Employee Director in exchange for the termination of such Stock Options, (iii) notwithstanding the foregoing provisions of clause (ii) if the Extraordinary Event involves an exchange by the acquiring party solely of its voting securities in a reorganization pursuant to which holders of the Corp.'s Common Stock will not recognize gain or loss on the exchange of such securities until such holders dispose of the new voting securities acquired in such exchange, then the acquiring party shall have the right to provide that such Stock Options shall be assumed, or equivalent options shall be substituted by the acquiring or succeeding corporation (or an affiliate thereof); provided that the Non-Employee Director shall not, as a result of such provision, be required to recognize gain or loss on the exchange of Stock Options, (iv) in no event shall the operation of the foregoing provisions be permitted to cause the Non-Employee Director or the Plan to fail to comply with Rule 16b-3 of the Act, and (v) in the unlikely event any Stock Options issued under the Plan shall remain outstanding after giving effect to the foregoing provisions, such Stock Options shall terminate on the date the Extraordinary Event is consummated.

SECTION 10. GENERAL PROVISIONS APPLICABLE TO STOCK OPTIONS

     (a) Notwithstanding any other provision of the Plan, in order to qualify for the exceptions provided by Rule 16b-3 under the Act, any Common Stock acquired by a Non-Employee Director upon exercise of a Stock Option may not be sold for six (6) months after the date of grant of the Stock Option. The Committee shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exception provided by Rule 16b-3 under the Act.

     (b) Upon the issuance of shares of Common Stock in respect of a Stock Option exercised by a Non-Employee Director such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Non-Employee Director's federal, and where applicable state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Corp. may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Non-Employee Director.

SECTION 11. OTHER PROVISIONS

     (a) The validity, interpretation and administration of the Plan and any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of New Jersey, to the extent such state laws are not preempted by any laws of the United States.

     (b) As used herein, the masculine gender shall include the feminine gender.

     (c) The headings in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

     (d) All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any Non-Employee Director at the address contained in the records of the Corp. or to the Corp. at its principal office.

     (e) Nothing in this Plan or in any Stock Option granted hereunder shall confer upon any Non-Employee Director any right to continue to serve as a director of the Corp. or shall interfere with or restrict in any way the right, which right is hereby expressly reserved, to remove any Non-Employee Director as a director in accordance with the by-laws and certificate of incorporation of the Corp. and applicable law.

     (f) The obligation of the Corp. to sell or deliver shares of Common Stock with respect to Stock Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     (g) The Plan is intended to comply with Rule 16b-3 promulgated under the Act and is further intended to be administered in the manner specified in paragraph (c)(2)(ii) of that Rule, and the Committee shall interpret and administer the provisions of the Plan or any Stock Option in a manner consistent therewith. Any provisions inconsistent with such Rule and paragraph shall be inoperative and shall not affect the validity of the Plan.

     (h) All expenses and costs incurred in connection with the operation of the Plan shall be borne by the Corp.

     (i) The adoption of the Plan shall not affect any other compensation of incentive plans in effect for the Corp. Nothing in this Plan shall be construed to limit the right of the Corp. to establish, alter or terminate any other forms of incentives, benefits or compensation for directors of the Corp., including, without limitation, conditioning the right to receive other incentives, benefits or compensation on a director not participating in this Plan; or to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of stock options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock, or assets of any corporation, firm or association.

     (j) Holders of Stock Options under the Plan shall have no rights as shareholders of the Corp. unless and until certificates for shares of Common Stock are registered in their names in satisfaction of a properly exercised Stock Option.

     (k) The terms of the Plan shall be binding upon the Corp., the Non-Employee Directors and their successors and assigns.

SECTION 12. AMENDMENT OR TERMINATION OF THE PLAN

The Board may not terminate, suspend, amend or modify the plan without approval by the Corp.'s shareholders. The termination or any modifications or amendment of the Plan shall not, without the consent of a Non-Employee Director, affect his rights under a Stock Option previously granted to him. The Plan shall not be amended more than once every six months, other than to comport with changes in the Code.

SECTION 13. EFFECTIVE DATE AND TERM OF THE PLAN

The Plan shall be effective on the date it is first approved by the shareholders of the Corporation. Unless sooner terminated in accordance with Section 9, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption. Stock Options may not be granted under this Plan after that date.

                                     SUMMARY

THE PLAN; ELIGIBILITY

The 2001 Stock Option Plan for Non-Employee Directors (the "Plan") of Stewardship Financial Corporation (the "Corp.") was approved by the shareholders of Stewardship Financial Corporation on May 8, 2001. The purpose of the Plan is to assist the Corp. and its subsidiaries in attracting and retaining highly qualified persons to serve as members of the Board of Directors.

ADMINISTRATION OF THE PLAN

The Plan is administered by the Stock Compensation Committee of the Corp.'s Board of Directors (the "Committee"). The members have been selected by the Board and serve for a term of one (1) year, or until their successors are selected by the Board. The Board may fill vacancies, however caused, in the Committee.

Any participant wishing to obtain additional information about the Plan and its administrators should contact Stewardship Financial Corporation, Attn: Corporate Services, 630 Godwin Avenue, Midland Park NJ 07432, telephone 877-844-BANK or 201-444-7100. The Corp.'s website is www.asbnow.com.

CERTAIN RESALE RESTRICTIONS

Participants who are directors, executive officers or beneficial owners of at least 10% of the company's equity securities are deemed to be "affiliates" (i.e. control persons) of the Corp., for purposes of the Securities Act of 1933, as amended (the "Act"). Affiliates are required to comply with the requirements (other than the two year holding period) of Rule 144 of the Securities and Exchange Commission promulgated pursuant to the Act, with respect to offers and sales of the shares of Common Stock acquired upon exercise of Stock Options, unless those shares are registered by the Corp. pursuant to a separate registration statement. The Corp. does not presently intend to file such a registration statement in the foreseeable future.

The Plan qualifies for an exemption from certain restrictions imposed by Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"). The exemption requires, among other things, that any Common Stock acquired upon the exercise of a Stock Options by any participant, who is subject to Section 16(b), may not be sold for a period of six months from the date of the grant of such option.

CERTAIN TAX INFORMATION

The Stock Options granted under the Plan will be treated as "non-statutory options" for federal income tax purposes. The grant of a non-statutory option which has no readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time the option is granted. The options granted under the Plan should be considered as having no readily ascertainable fair market value at the time of grant because they are neither tradable on an established market nor transferable by the recipient.

The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. At the time the compensation income is realized by the recipient of the option, the Corp. is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Corp. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient's compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

The foregoing is a summary of the Federal income tax consequences of the Plan, and does not purport to be a complete statement of all possible tax ramifications of the Plan to the Corp. or the Participants holding the Stock Options. Participants should consult with their own tax advisers regarding the tax consequences of participating in the Plan with respect to their own particular circumstances, including the applicability of various foreign, state and local laws.

The Plan is not qualified under Section 401(a) of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

ADDITIONAL INFORMATION AVAILABLE

The following documents are available to Participants at no charge, upon request: (i) the last 10K report of the Corp. for the fiscal year ended December 31, 2000, (ii) the Corp.'s last 10Q reports for the fiscal quarters ended March 30, June 30 and September 30, 2000, (iii) Stewardship Financial Corporation's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on December 10, 1996 and (iv) the Corp.'s annual and periodic reports subsequently filed with the Securities and Exchange Commission, all of which are incorporated by reference in, and made a part of, the prospectus covering the shares registered under the Plan. The Annual Report to the shareholders of the Corp. for the fiscal year ended December 31, 2000, as well as all documents constituting part of the prospectus covering the shares registered under the Plan, are also available to Participants at any time, free of charge, upon request. If information regarding the Plan is updated, Participants will automatically be sent such updated information, and will also receive, upon becoming stockholders pursuant to the Plan, all items regularly furnished to stockholders of the Corp., such as annual reports, interim reports and proxy statements.

Any Participant wishing to receive any of the foregoing documents should contact Stewardship Financial Corporation, Attn: Corporate Services, 630 Godwin Avenue, Midland Park NJ 07432, telephone 877-844-BANK or 201-444-7100. Items referred to in the above paragraph are generally available on the website at www.asbnow.com.

                  NON-EMPLOYEE DIRECTORS STOCK OPTION AGREEMENT

Stewardship Financial Corporation, a New Jersey corporation, (the "Corp."), hereby grants on this 8th day of May, 2001, to ________________ (the "Optionee") an option to purchase a total of 1,000 shares of the common stock of the Corp. (the "Number of Option Shares") under the 2001 Stock Option Plan for Non-Employee Directors (the "Plan"), at an exercise price of $______ per share, and in the manner and subject to the provisions of this Option Agreement (the "Option"). Unless otherwise provided in this Option Agreement, defined terms shall have the meaning given to such terms in the Plan.

     1) GRANT OF THE OPTION. The Option is granted effective as of May 8, 2001, (the "Date of Option Grant"). The Number of Option Shares and the exercise price per share of the Option are subject to adjustment from time to time as provided in paragraph 9 below.

     2) STATUS OF THE OPTION. The Option shall be a non-statutory option not entitled to special tax treatment under Section 422 of the Code.

     3) TERM OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the date ten (10) years after the date of the Option Grant (the "Option Term Date"), (b) the last date for exercising the Option following termination of the Optionee's director status with the Corp. as described in paragraph 7 below, or (c) upon a corporation reorganization as described in paragraph 8 below.

     4) EXERCISE OF THE OPTION.

          (a) RIGHT TO EXERCISE. Unless otherwise determined by the Board of Directors of the Corp. (the "Board") the Option shall be exercisable, during the term of such stock option, in whole or in part at any time during the option term, provided at least a minimum of 100 shares be purchased whenever a stock option is exercised. In no event shall the Option be exercisable for more shares than the number of Option Shares or for fractional shares. The Option may only be exercised on or after the following dates for the number of shares of Common Stock specified below:

      On or After this Date                        Number of Shares
                May 8, 2002                              1,000
                May 8, 2003                              1,000
                May 8, 2004                              1,000
                May 8, 2005                              1,000
                May 8, 2006                              1,000
                                                         -----
                                                         5,000

The foregoing vesting schedule shall be accelerated, however, so that all Options shall become immediately exercisable in the event of the Optionee's Retirement (as defined in the Plan) at the age of 72 or, with the Committee's approval, which it may grant or withhold in its sole and absolute discretion, in the event of the Optionee's Retirement prior to the age of 72.

          (b) METHOD OF EXERCISE. The Option may be exercised by written notice to the Corp. which must state the election to exercise the Option the number of shares of common stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement and the Plan. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Stock Compensation Committee or Corporate Services of the Corp., prior to the termination of the Option as set forth in paragraph 3 above, accompanied by full payment of the exercise price for the number of shares of common stock being purchased in a form permitted under the terms of the Plan.

          (c) WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Corp., the Optionee shall make adequate provision for the foreign, federal and state tax withholding obligations of the Corp., if any, which arise in connection with the Option, including, without limitation obligations arising upon (i) the exercise, in whole or in part, of the Option (ii) the transfer, in whole or in part, of any shares of common stock acquired on exercise of the Option, (iii) the operation of any laws or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares of common stock acquired on exercise of the Option.

     5) RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OR SHARES. The grant of the Option and the issuance of shares of common stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares of common stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulation. In addition, the Option may not be exercised unless (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares of common stock issueable upon exercise of the Option or
(b) in the opinion of legal counsel to the Corp., the shares of common stock issueable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Corp. may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be required by the Corp.

     6) NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will, or by the laws of descent and distribution.

     7) TERMINATION. If the Optionee ceases to be a Director of the Corp. for any reason, except death or disability or upon attaining the age of 72, the Option to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a Director, may be exercised by the Optionee at any time prior to the expiration of three (3) months from the date of cessation of Board membership, but in any event no later than the Option Term Date. If the Optionee ceases to be a Director of the Corp. because of the death or disability of the Optionee, the Option, to the extent unexercised and exercisable to the Optionee on the date of which the Optionee ceased to be a Director, may be exercised by the Optionee (or his/her executor or administrator) at any time prior to the expiration of twelve (12) months from the date of cessation of Board membership, but in any event no later than the Option Term Date. If the Optionee ceases to be a Director of the Corp. on or after he has attained the age of 72, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a Director, may be exercised at any time prior to the expiration of three (3) years from the date of cessation of Board membership, but in any event, no later than the Option Term Date. Except as provided in this paragraph 7, the Option shall terminate and may not be exercised after the Optionee ceases to be a Director of the Corp.

     8) EFFECT OF CHANGE IN STOCK SUBJECT TO THE OPTION. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization combination, reclassification, or like change in the capital structure of the Corp.

     9) RIGHTS AS A STOCKHOLDER OR DIRECTORS. The Optionee shall have no rights as a stockholder with respect to any shares of common stock covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue as a Director of the Corp. or interfere in any way with any right of the Corp. to terminate the Optionee's Director status provided by law.

     10) NOTICE OF SALES UPON DISQUALIFYING DISPOSITION. The Optionee shall dispose of the shares of common stock acquired on exercise of the Option only in accordance with the provisions of this Option Agreement and the Plan.

     11) CERTIFICATE REGISTRATION. The certificate or certificates for the shares of common stock as to which the Option has been exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

     12) BINDING EFFECT. This Option Agreement shall inure to the benefit of the successors and assigns of the Corp. and be binding upon the Optionee and the Optionee's heirs, executors, administrators, successors and assigns.

     13) INTEGRATED AGREEMENT. This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Corp. with respect to the subject matter contained therein and therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee an the Corp. other than those as set forth or provided for herein and therein. To the extent contemplated herein and thereon, the provisions of the Option agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

     14) APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of New Jersey as such laws are applied to agreements between New Jersey residents entered into and to be performed entirely within the State of New Jersey.

     15) SUBJECT TO PLAN. Except as may be specifically set forth herein, the rights of the Optionee are subject to all of the terms and conditions of the Plan, the provisions of which are hereby incorporated by reference herein.

                                              Stewardship Financial Corporation


                                              ---------------------------------
                                              William Almroth, Chairman
                                              Stock Compensation Committee

The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and the Plan, the receipt of a copy of which is hereby acknowledged, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement or the Plan.

Date: May 8, 2001                             _________________________________

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                     PROXY
                       STEWARDSHIP FINANCIAL CORPORATION

                                ANNUAL MEETING --
                        TUESDAY, MAY 8, 2001 @ 7:00 P.M.

     The signer(s) hereby appoints Donald De Bruin, Paul D. Heerema, and Garret Hoogerhyde and each of them, proxies with power of substitution, to vote all shares the undersigned are entitled to vote at the above meeting or any adjournment thereof.

     Nominees for election of three (3) year terms expiring April, 2004:

     WILLIAM ALMROTH, HAROLD DYER AND ABE VAN WINGERDEN


                                                  WITH-   FOR ALL
                                           FOR    HOLD    EXCEPT
1. To elect persons specified hereon
   to the Board of Directors of the       [  ]    [  ]     [  ]
   Bank to serve until their term
   expires or until their successors
   are elected and qualified:

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

___________________________________________________



                                           FOR   AGAINST  ABSTAIN
2. Adoption of the 2001 Stock Option
   Plan for Non-Employee Directors.       [  ]    [  ]     [  ]

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Election of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF DIRECTORS AND FOR THE ADOPTION OF THE 2001 STOCK OPTION PLAN

     Anyone signing as attorney, executor, administrator, trustee, guardian, partner or corporate officer, should indicate office or capacity.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND --------------> [  ]
THE MEETING.



                                             -----------------------------------
  Please be sure to sign and date            Date
    this Proxy in the box below.
--------------------------------------------------------------------------------



----- Stockholder sign above -------------- Co-holder (if any) sign above ------


--------------------------------------------------------------------------------

^  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.  ^

                       STEWARDSHIP FINANCIAL CORPORATION
                           ATLANTIC STEWARDSHIP BANK
                               630 GODWIN AVENUE
                      MIDLAND PARK, NEW JERSEY 07432-1405
--------------------------------------------------------------------------------

The signer(s) hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. The undersigned acknowledges receipt of the accompanying Notice of the Annual Meeting and Proxy Statement dated April 6, 2001, for the Annual Meeting to be held on May 8, 2001.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?

_______________________________________________

_______________________________________________

_______________________________________________